Exhibit 10.28

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

SETTLEMENT AND LICENSE AGREEMENT

This Settlement and License Agreement (the “Agreement”) is entered into this 7th day of October, 2010 (the “Agreement Date”), by and between Anesta AG and Eurand, Inc., each on their own behalf and on behalf of their Affiliates, and Impax Laboratories, Inc., on its own behalf and on behalf of its Affiliates.

WHEREAS, there is now pending in the United States District Court for the District of Delaware a lawsuit filed by Anesta and Eurand against Impax Laboratories, Inc., Civil Action No. 09-018, involving United States Patent No. 7,387,793 (“the ‘793 Patent”), in which it is alleged that Impax’s proposed cyclobenzaprine extended release capsules, 15 mg and 30 mg, which are the subject of an Abbreviated New Drug Application filed with the United States Food and Drug Administration will infringe the ‘793 Patent (“the Litigation”); and

WHEREAS, Impax has filed counterclaims against Anesta and Eurand in the Litigation, alleging that the ‘793 patent is not infringed and that the ‘793 patent is unenforceable; and

WHEREAS, the parties wish to settle the Litigation;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, covenants and conditions herein set forth, the receipt and sufficiency of which consideration are hereby acknowledged, the parties agree as follows:

1.                                      DEFINITIONS

For purposes of this Agreement, the terms set forth hereinafter shall be defined as follows:

1.1.                              “Affiliate” of, or any entity “Affiliated” with, a specified entity shall mean any corporation, company, partnership, joint venture or other legal entity that controls, is controlled

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

by, or is under common control with the entity specified, where “control” means 50% or greater equity ownership or the ability to direct management activity.

1.2.                              “AMRIX®” shall mean the drug listed in the FDA Orange Book under NDA 21-777, cyclobenzaprine hydrochloride extended release capsule, and any supplements thereto relating to additional strengths.

1.3                                 “Anesta” shall mean Anesta AG and all of its Affiliates including but not limited to Cephalon, Inc. (“Cephalon”).

1.4.                              “Anesta and Eurand” shall mean Anesta AG and Eurand, Inc., and all of their Affiliates.

1.5                                 “Applicable Law(s)” shall mean applicable laws, rules, statutes, codes, regulations, orders, judgments, ordinances or requirements of any court, tribunal, agency, legislative body, commission or instrumentality of any federal, state, province, county or city government related to the development, registration, manufacturing or marketing of pharmaceutical products in the Territory, or the performance of the Parties’ obligations under this Agreement.

1.6.                              “At-Risk Launch”  shall mean the first sale of a Generic Equivalent Product by a Third Party without a license from Anesta and Eurand and prior to any final, non-appealable judgment of invalidity, unenforceability or non-infringement of the claims of any Orange Book Patents asserted against such Third Party.

1.7.                              “At-Risk Launch Period” shall mean the period starting on the date of an At-Risk Launch and ending on the date that is the earlier of:  (i) the date the Third Party/Parties who undertook the At-Risk Launch stops the commercial sale of Generic Equivalent Product, either as required by Court order or otherwise; (ii) the date of a final, non-appealable judgment of

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

invalidity, unenforceability or non-infringement of claims asserted against such Third Party of any Orange Book Patents; or (iii) the License Effective Date occurs pursuant to Sections 3.2(a), (b), (c) or (e).

1.8.                              “Authorized Generic Product” shall mean the listed product, AMRIX®, that is marketed, sold, or distributed directly or indirectly to retail class of trade with labeling, packaging, product code, labeler code, trade name, or trademark that differs from that of AMRIX.

1.9                                 “Confidential Information” shall mean all confidential or other proprietary information that is disclosed by one Party (the “disclosing party”), to another Party (the “receiving party”), during the term of this Agreement.  When a disclosing party provides Confidential Information to a receiving party, such information should be marked as “Confidential”, “Restricted” or “Proprietary” (or with words of similar import) at the time of first written disclosure or if first disclosed orally or visually, then designated as “Confidential”, “Restricted” or “Proprietary” (or with words of similar import) within thirty (30) days of the oral or visual disclosure, provided, however, any proprietary or confidential information that the receiving party, through the exercise of reasonable judgment, understands or should understand to be confidential or proprietary, shall also be considered Confidential Information of the disclosing party for purposes of this Agreement.  Information which: (i) is or becomes public knowledge without any action by, or involvement of, the receiving party; (ii) is disclosed by the receiving party with the prior written approval of the disclosing party; (iii) is intentionally disclosed by the disclosing party to a third party without restriction on disclosure; or (iv) is rightfully received by the receiving party from a third party without a duty of confidentiality, shall not be deemed Confidential Information, even if such information is so identified by the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

disclosing party.  For the avoidance of doubt, this Agreement shall constitute Confidential Information of both Parties.

1.10.                        “Covered Patents” shall mean any and all patents and patent applications (and patents issuing therefrom) in Anesta’s and/or Eurand’s ownership and control that cover the Licensed Product or the manufacture or use thereof, excluding any patents that are or may be listed in the Orange Book in relation to NDA No. 21-777 (Anesta’s AMRIX® product).  For avoidance of doubt, Covered Patents do not include Orange Book Patents.

1.11.                        “Eurand” shall mean Eurand, Inc., and all of its Affiliates.

1.12.                        “FDA” shall mean the United States Food and Drug Administration or any successor agency thereof.

1.13.                        “First to File Exclusivity” means the period of one hundred eighty (180) days of marketing exclusivity in the Territory granted by FDA under and pursuant to 21 U.S.C. section 355(j)(5)(B)(iv).

1.14.                        “Fully Allocated Manufacturing Costs” shall mean all of the direct and indirect costs of manufacturing a given Licensed Product (including rejected or failed batches), including but not limited to: (i) costs of direct materials (including raw materials, manufacturing materials, scrap, yield loss, materials usage and freight); (ii) direct production labor costs (including direct labor costs and related benefits) and salaries of administrators and managers overseeing the production of such Licensed Product (allocated on a systematic and rational basis); (iii) direct production costs (which could include among other costs: supplies, tooling, repairs and maintenance and depreciation); (iv) overhead costs associated with those activities that support production (including, but not limited to production supervision, indirect labor, purchasing, quality, engineering, facility, shipping & receiving) which are allocated based on a systematic

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

and rational basis; (v) costs of handling, storing, analyzing, testing, formulating, finishing, packaging, inspecting labeling and preparing for shipment such Licensed Product; (vi) costs of depreciation of equipment used to produce, package, label or store such Licensed Product; (vii) costs of facilities (including portion of lease) systems and insurance which are allocated based on a systematic and rational basis; and (viii) quality control and quality assurance costs; provided, that such costs shall be computed by the manufacturer in a manner that is consistent with the then current methods and practices used by the manufacturer to determine the cost of other products manufactured by the manufacturer at its facilities, provided, further, that in any such case such methods are in accordance with U.S. GAAP consistently applied.

1.15.                        “Generic Equivalent Product” shall mean (a) a pharmaceutical product which has been approved by or submitted for approval to FDA under an ANDA as a therapeutic equivalent (as defined in FDA regulations) to AMRIX®, or (b) an Authorized Generic Product.

1.16.                        “Gross Profits” shall mean (i) with respect to a given Impax ANDA Product in a Quarterly Period, the remainder, if any, that results from Net Sales in the Territory of such Impax ANDA Product minus the Fully Allocated Manufacturing Costs and Sales and Distribution Costs specific for such Impax ANDA Product; or (ii)  with respect to a given Impax Authorized Generic Product in a Quarterly Period, the remainder, if any, that results from Net Sales in the Territory of such Impax Authorized Generic Product minus (a) the Transfer Price and Sales and Distribution Costs specific for such Impax Authorized Generic Product (b) Impax’s fully allocated costs associated with packaging Impax Authorized Generic Product, and (c) amounts Impax is contractually obligated to pay to a Third Party during such calendar quarter (calculated as the difference between the price such Third Party would have paid Impax for such Generic Equivalent Product and the price such Third Party was required to pay to purchase such generic

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

product from an alternate source) on account of Eurand’s failure to supply the quantity of Impax Authorized Generic Product specified in Impax’s Purchase Order, submitted in accordance with Section 4.2(e), within thirty (30) days of the date specified in the Purchase Order.  To the extent such remainder is a negative number, Impax shall have the right to offset such loss against any positive remainder for such Licensed Product in succeeding Quarterly Periods.

1.17.                        “Impax” shall mean Impax Laboratories, Inc., and all of its Affiliates.

1.18.                        “Impax ANDA Product” shall mean a Generic Equivalent Product described in an ANDA submitted by Impax including the one described in ANDA 90-771.

1.19.                        “Impax Authorized Generic Product” shall mean an Authorized Generic Product supplied to Impax by, or on behalf of, Anesta and/or Eurand.

1.20.                        “Licensed Patents” shall mean Covered Patents and Orange Book Patents.

1.21.                        “License Effective Date” shall have the meaning provided in Section 3.2 below.

1.22.                        “Licensed Product” shall mean either the Impax ANDA Product or the Impax Authorized Generic Product.

1.23.                        “Net Sales” shall mean, with respect to a given Licensed Product, the aggregate gross price of such Licensed Products received by Impax or its Affiliates from unaffiliated retailers, distributors or other customers, less the sum of the following items, all of which must directly relate to the sale and distribution of such Licensed Products and be determined in accordance with GAAP applied in a manner consistent with past practices of Impax: (a) returns, credits, rebates, discounts, allowances, promotional payments, free goods valued at transfer price provided in lieu of discounts or rebates, chargebacks and other price reduction programs customary to the trade or required by law, (b) sales, valued-added and other taxes, (c) **** to ****, (d) customs duties, surcharges and other governmental charges, (e) administrative fees,

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

marketing fees and other similar fees, payments or credits paid to unaffiliated Third Parties customary to the trade or required by law, and (f) commercially reasonable write-offs for doubtful accounts.  Impax shall account for such deductions using the accrual method of accounting as per U.S. generally accepted accounting practices and shall perform yearly true-up reconciliations of such accrued amounts.  The “Net Sales” for any Licensed Product that is bundled with other products shall be Impax’s average invoiced price for the Licensed Product during such calendar quarter in all arm’s length transactions.

1.24.                        “Orange Book Patents” shall mean any and all patents that are listed, now or in the future, in the Orange Book in relation to NDA No. 21-777 (Anesta’s AMRIX® product).

1.25                           The “Parties” shall mean collectively, Anesta, Eurand, and Impax.

1.26.                        “Person” shall mean an individual, corporation, partnership or other entity and its Affiliates.

1.27.                        “Quarterly Period” shall mean that three (3) month period of the calendar year ending on March 31, June 30, September 30 and December 31, respectively.

1.28.                        “Sales and Distribution Costs” means, for a given calendar quarter, (a) an amount equal to ****% of **** of Product during such quarter, which amount shall serve as an estimate of the actual costs for the distribution of such Product by Impax, including freight, insurance and other costs of shipping such Product, and (b) an amount equal to ****% of **** of Product during such quarter, which amount shall serve as an estimate of the costs of marketing, selling, and promoting such Product; provided, however, that any of foregoing costs that are included within the definition of “Sales and Distribution Costs” may not be deducted again when calculating ****.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

1.29.                        “Territory” shall mean the United States and its territories and possessions, including Puerto Rico.

1.30.                        “Third Party” shall mean a party that is neither Anesta, Eurand, nor Impax.

1.31.                        “Third Party Licensed Product” shall mean a Generic Equivalent Product sold by a Third Party pursuant to authorization or license from Anesta and/or Eurand.

1.32.                        “Transfer Price” shall have the meaning set forth in the Transfer Price Agreement executed concurrently herewith between Eurand and Impax (the “Transfer Price Agreement”).

1.33.                        “Valid Patent Claim” shall mean an unexpired claim in any issued Orange Book Patent which has not been held invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable by the owner through reissue or disclaimer.  If there should be two or more such decisions conflicting with respect to the validity of the same claim, the decision of the higher or highest tribunal shall thereafter control; however, should the tribunals be of equal dignity, the decision or decisions holding the claim valid shall prevail, unless and until the invalidity decision becomes a final, non-appealable decision.

2.              SETTLEMENT TERMS

2.1.                              Stipulation and Dismissal of the Litigation

The parties agree to execute a stipulation for the dismissal of the Litigation with prejudice, and without cost to either party.  The proposed stipulated dismissal shall be jointly submitted to the Court within five (5) business days of the Agreement Date.

2.2.                              Anesta, Cephalon, and Eurand’s Release

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Anesta, Cephalon, and Eurand, for themselves and their agents, successors and assigns, do hereby forever release and discharge Impax, and any of its past or present agents, employees, officers, directors, attorneys and suppliers, and any past or present distributors, resellers, purchasers and/or end-users of products sold or distributed by Impax, from any causes of action, losses, promises, damages, costs, expenses, liabilities and/or demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected, fixed or contingent, arising out of or in any way related to the Impax ANDA Product or the actions, conduct, omissions, or events alleged, or which could have been alleged, in the Litigation.

2.3.                              Impax’s Release

Impax, for itself and its agents, successors and assigns, does hereby forever release and discharge Anesta, Cephalon, and Eurand, and any of their past or present agents, employees, officers, directors, attorneys and suppliers, and any past or present distributors, resellers, purchasers and/or end-users of products sold or distributed by Anesta and Eurand, either solely or jointly, from any causes of action, losses, promises, damages, costs, expenses, liabilities and/or demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected, fixed or contingent, arising out of or in any way related to the Impax ANDA Product or the actions, conduct, omissions, or events alleged, or which could have been alleged, in the Litigation.

2.4                                 Acknowledgement of Infringement, Validity and Enforceability of the ‘793 Patent

Impax hereby stipulates (1) that the Impax ANDA Product infringes both the ‘793 patent and United States Patent No. 7,544,372 (“the ‘372 patent”), and (2) that the ‘793 patent and the ‘372 patent are valid and enforceable.  Notwithstanding the foregoing, no admission made in this

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Section 2.4 (including admissions regarding validity and enforceability) shall apply outside the United States or to any product other than the Licensed Products.

2.5                                 Agreement Not to Assist Third Parties

Impax covenants not to assist, coordinate with, or otherwise help any Third Party in prosecuting, defending or settling litigation regarding any Covered Patent in connection with a Third Party Generic Equivalent Product in any context or forum, including but not limited to any court or proceeding before the United States Patent and Trademark Office (including reexamination proceedings).

2.6                                 Agreement Not to Challenge Validity or Enforceability

Solely with respect to the Licensed Product, Impax covenants not to challenge the validity or enforceability of any claim of the Licensed Patents in any context or forum in the Territory, including but not limited to any court or USPTO proceeding (including reexamination proceedings), including, but not limited to, initiating a declaratory judgment action with respect to any of the Licensed Patents.  Notwithstanding the foregoing, if Anesta, Eurand or their Affiliates or any third party with rights to enforce the Covered Patents brings an action against Impax for infringement of any of the Covered Patents, Impax may assert any defense with respect to said patent only, except if such action is in consequence of breach of this agreement by Impax in which case paragraph 3.7 of this Agreement shall govern such action.  With respect to products other than the Licensed Product, nothing herein shall limit or restrict Impax’s ability to challenge the validity or enforceability of the Licensed Patents or asserting that such products do not infringe any claim of the Licensed Patents.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

2.7                                 Impax Agreement to Abide by License Effective Date

Except as permitted under the license in Section 3 below, Impax agrees not to (i) make, use, import, offer to sell, or sell in the Territory, (ii) actively induce or assist any other entity to make, use, import, offer to sell or sell in the Territory, or (iii) import or cause to be imported in the Territory, the Licensed Product before the License Effective Date, except as permitted by the License in Section 3 of this Agreement.

3.                                      LICENSE TERMS

3.1.                              Grant

Subject to the terms and conditions herein, Anesta and Eurand hereby grant to Impax a non-exclusive license under the Licensed Patents: (i) to make, have made, or offer to sell the Impax ANDA Product, effective as of the Agreement Date, but only for the limited purpose of preparing for a launch of the Licensed Product consistent with the terms of this Agreement, and (ii) to promote, use, import, and sell Licensed Product in the Territory as of the License Effective Date.  Impax shall not have the right to sublicense the Licensed Patents to any Third Party.  In connection with the above license, Eurand shall not be required to transfer any know how, trade secrets or other information relating to its manufacture or formulation of any product to Impax.

3.2.                              License Effective Date

The “License Effective Date,” shall be the date which is the earliest of:

(a)                                  The later of February 26, 2024 or, in the event the date of expiration of US Patent No. 7,387,793 is extended under 35 U.S.C. § 154(b) (“Extension of Patent Term”), 21 U.S.C. § 355 (“Pediatric Studies of Drugs”), or under both such provisions of law, the date that is one year earlier than the date of expiration of the patent as extended;

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(b)                                 In the event that Anesta and/or Eurand license or authorize any Third Party who is entitled to First to File Exclusivity to sell Generic Equivalent Product in the Territory, on the date immediately following the expiration of any applicable First to File Exclusivity period after that first filer begins the commercial sale of its Generic Equivalent Product;

(c)                                  the same entry date that any Third Party which is not entitled to First to File Exclusivity is licensed or authorized by Anesta and/or Eurand to begin selling Generic Equivalent Product in the Territory;

(d)                                 the date of an At-Risk Launch, provided that the license granted pursuant to this Section 3.2(d) shall only extend for the At-Risk Launch Period, after which Impax shall immediately exit the market unless the license has become effective under another provision of this Section 3.2; and

(e)                                  The date that a Third Party obtains a final, non-appealable judgment of invalidity, unenforceability or non-infringement of all asserted claims of any Orange Book Patents, following the expiration of any applicable First to File Exclusivity period.

Anesta and Eurand will notify Impax within ten business days following any settlement with any other defendant that would result in a License Effective Date earlier than that provided in § 3.2(a).

3.3.                              Exclusivity waiver.  Anesta and Eurand hereby agree to waive any period of regulatory exclusivity to the extent such exclusivity would preclude or impede the launch of the Impax ANDA Product as of the License Effective Date.  Anesta and Eurand agree to provide reasonable cooperation to Impax in connection with such waiver, including by submitting a

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

mutually agreeable notice to FDA of the existence of such waiver and not opposing the approval of Impax ANDA Product effective as of the License Effective Date based on any applicable regulatory exclusivity in force at the time.  Such notice will be delivered by Anesta to FDA within five (5) business days of receipt of written request from Impax.  For purposes of clarity, nothing in this Section 3.3 is intended to or does accelerate the License Effective Date as determined under Section 3.2.

3.4                                 Transfer Price and Royalties.

3.4.1                        In addition to the Royalties specified in Section 3.4.2 below, Impax shall pay Eurand the Transfer Price for all Authorized Generic Product purchased by Impax from Eurand.

3.4.2                        Royalties shall be paid to Anesta as follows:

a)     License Effective Date of 3.2(a), (b), (c) or (e):

1) For Impax ANDA Product:  Impax shall pay a royalty on sales of Impax ANDA Product equal to the **** of: i) ****% of Impax’s Gross Profits; or ii) the ****by any ****for sale of ****.  ****shall promptly notify ****of any ****to a****with a ****than that provided herein.

2) For Impax Authorized Generic Product, royalties shall be as follows: (i) during any time that there are **** **** Generic Equivalent Products (including Third Party Generic Equivalent Products and Licensed Products) on the market, the royalty shall be ****% of Impax’s Gross Profits on sales of Impax Authorized Generic Product; or (ii) during any time that there are **** **** **** Generic Equivalent Products (i.e., no more than **** Third Party Generic Equivalent **** in addition to ****) on the market, the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

royalty shall be ****% of Impax’s Gross Profits on sales of Impax Authorized Generic Product.

b)    License Effective Date of 3.2(d) (At-Risk Launch)

1) For Impax ANDA Product:  Impax shall pay a royalty of ****% of its Gross Profits from sales of Impax ANDA Product sold during an At-Risk Launch Period.

2) For Impax Authorized Generic Product:  If Impax elects to sell an Impax Authorized Generic Product during an At-Risk Launch period, Impax shall pay a royalty of ****% of its Gross Profits on sales of such Impax Authorized Generic Product sold during an At-Risk Launch Period.

3.5.                              Royalty Term

Impax’s obligation to pay the royalties pursuant to paragraphs 3.4.2(a) and 3.4.2(b), as applicable, shall remain in effect until **** of the **** to **** of the ****.

3.6.                              Accounting and Records

(a)                                  Within **** after the Quarterly Period in respect of which payments are due under paragraph 3.4, Impax shall prepare and send to Anesta a report setting forth Gross Profits of the Licensed Product by Impax during such Quarterly Period, which report shall contain a computation of the payments due hereunder.  All reports submitted hereunder shall be deemed Impax Confidential Information pursuant to Section 5.

(b)                                 Simultaneously with the submission of each report pursuant to paragraph 3.6(a), Impax shall, in a commercially reasonable manner, make payments, in United States currency, to Anesta or to a party or parties designated by Anesta, of the amounts due for the period covered by the report.  In the event any payments are made later than the dates set forth herein, Impax

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

shall also pay interest on such late payments, at the prime rate as reported in the Wall Street Journal on the last date of the applicable quarter plus ****% (or the highest rate allowed by law, if lower), from the date on which the payment was due until it was made.  Impax shall be entitled to make all payments by corporate check or wire transfer.

(c)                                  All payments to Anesta required under this Agreement shall be made to the name or account of Anesta or a party or parties designated by Anesta at an address designated by Anesta.  Any and/or all of such payments shall be subject to such withholding tax laws, rules and regulations as may be applicable and, if such laws, rules or regulations require a withholding to be made, such payment(s) will be reduced by such amount(s) withheld and the payment of (a) the reduced amount(s) to Anesta and (b) the withheld amount to the taxing agency or body shall constitute full compliance of Impax’s payment obligation under this Agreement.  Impax shall provide to Anesta appropriate proof of payment of any and all such taxes withheld.  Impax shall timely pay any such taxes withheld and any penalty or surcharge assessed to Impax or Anesta for late payment of such taxes.

(d)                                 Impax shall keep accurate records in respect of all sales of the Licensed Product by Impax and its Affiliates and shall maintain such records for a period of not less than **** (****) years from the date of its report to Anesta for such sales.  Anesta shall have the right, at its sole cost and expense, not more than once each year, to have Impax’s records reviewed in respect of sale of the Licensed Product at times that are reasonably convenient to Impax, using an independent certified public accountant designated by Anesta, provided the independent accountant signs a confidentiality agreement with Impax providing that such records, books of account, information and data shall be treated as Confidential Information which may be disclosed only to Anesta.  Any report rendered by Impax prior to the date of such review and to

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

which Anesta raises no reasonable written objection within sixty (60) days after the commencement of such review shall be deemed conclusive and binding, provided that Impax has not unreasonably impeded such review.  If the review determines that the royalties actually due hereunder exceeded **** percent (****%) or more than the amount of royalties reported by Impax for such Quarterly Period pursuant to paragraph 3.6(a), then Impax shall bear the costs and expense of such review.  Any deficiencies in payment shall be payable with interest from the date the initial payment was due at the rate specified in paragraph 3.6(b).

(e)                                  At the termination of this Agreement, Impax shall render a final report to Anesta within two (2) months after the end of the Quarterly Period in which such termination occurs, and payments shall be made to Anesta for that Quarterly Period (or portion thereof) in which such termination occurs.

3.7.                              Consequence of Breach by Impax

In the event of a judicial determination, after hearing before the United States District Court for the District of Delaware, that Impax sold or distributed the Licensed Product before the License Effective Date, Impax (i) agrees that such action would constitute patent infringement pursuant to 35 U.S.C, section 271; (ii) hereby waives any defense thereto based on invalidity or unenforceability or non-infringement; and (iii) hereby consents to entry of a judgment substantially in the form of Exhibit A hereto (“the Stipulated Judgment and Injunction”).

The parties submit to the exclusive jurisdiction of the United States District Court for the District of Delaware over this matter to the extent necessary to adjudicate any allegation by either party of a breach of the terms of this Agreement, and to the extent necessary to enter a Stipulated Judgment and Injunction against Impax.  Anesta and Eurand’s right to a Stipulated

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Judgment and Injunction against Impax as set forth herein shall not in any way limit their right to seek damages or other remedies for such material breach.

4.                                      AUTHORIZED GENERIC

4.1                                 At any time that is prior to the License Effective Date, Impax may elect by providing written notice to Eurand and Anesta to have Eurand supply Impax Authorized Generic Product to Impax for sale in the Territory from and after the applicable License Effective Date subject to all of the terms and conditions of this Agreement.  Anything in this agreement to the contrary notwithstanding, Eurand has no obligation to deliver Impax Authorized Generic Product to Impax earlier than **** following Eurand’s receipt of written notice of such election from Impax, provided that in the event the License Effective Date is earlier than **** from the date of Impax’s notice, Eurand will use best efforts to supply Impax Authorized Generic Product to Impax by the License Effective Date or as soon thereafter as is reasonably practical.

4.2                                 Supply of Impax Authorized Generic Product; Forecasts; Purchase Orders.

(a)                                  Subject to the terms, conditions and limitations hereof, during the Supply Term, Eurand agrees to supply Impax Authorized Generic Product to Impax for marketing and in accordance with the terms of this Agreement.  In order to be in a position to timely and effectively enter the generic market, the Parties shall cooperate in good faith to determine and prepare for the applicable License Effective Date, including communicating to one another, on an ongoing basis, developments which may reasonably affect the License Effective Date and information necessary to label the Impax Authorized Generic Product for sale as a generic by Impax.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(b)                                 All Impax Authorized Generic Product supplied will be supplied in bulk form which complies with Anesta’s NDA.  Subject to compliance with Anesta’s NDA, Impax will provide Eurand and Anesta with appropriate and customary generic package and label design for Anesta’s and Eurand’s approval prior to Impax packaging the Impax Authorized Generic Product, such approval not to be unreasonably withheld.  Impax will provide Anesta with final specimens.  Eurand and Anesta will timely make all appropriate regulatory filings in order to enable Impax to package the Impax Authorized Generic Product at the Impax site. Any costs incurred by Eurand in performing other manufacturing specifications (such as capsule imprints) requested by Impax (all of which must be consistent with the approved specifications under the NDA) and to which Eurand agrees (such agreement not to be unreasonably withheld, delayed or conditioned), including related capital expenditures, shall be at Impax’s sole cost and expense.

(c)                                  At the time Impax provides notice under Section 4.1 that it elects to market Impax Authorized Generic Product, but no less than **** (****) months  before the date Impax requests delivery of Launch Quantities (subject to Section 4.1), Impax will provide to Eurand a good faith Forecast (as defined below) of the quantities of Impax Authorized Generic Product required for the initial Launch of Impax Authorized Generic Product (including the first **** months of ****, beginning with the License Effective Date) (the “Launch Quantities”).  The Launch Quantities may be adjusted from time to time by Impax, upon the consent of Eurand (not to be unreasonably withheld, delayed or conditioned), based on reasonable assessments of changes in market conditions.  In anticipation of the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Launch of Impax Authorized Generic Product by Impax, Eurand shall use commercially reasonable efforts to deliver the Launch Quantities as soon as practicable to Impax on or before the License Effective Date, so that Impax may Launch on the License Effective Date.  Notwithstanding the foregoing, in the event the License Effective Date occurs under Section 3.2(d) due to an At-Risk Launch earlier than Impax’s requested delivery of Launch Quantities, the parties shall reasonably cooperate to supply Launch Quantities requested by Impax to enable Impax to launch Impax Authorized Generic Product as soon as reasonably practicable following the License Effective Date under Section 3.2(d).

(d)                                 Within thirty (30) days following the License Effective Date, and on or before the beginning of every ****(****)**** period thereafter beginning with the date that is **** after the License Effective Date, Impax shall deliver a forecast (a “Forecast”) to Eurand of the quantities of Impax Authorized Generic Product, by SKU, which Impax reasonably anticipates it will require for marketing during the ****(****)**** (“Forecast Period”) beginning **** following the License Effective Date in the first instance, and thereafter **** following the date of such Forecast and shall include quantities required to be delivered during **** of the Forecast Period.  The foregoing notwithstanding, the first such Forecast shall be for the **** period beginning ****(****) **** after the License Effective Date.  For each such Forecast, the **** of the Forecast Period shall be known as the “Purchase Order Period” and the amounts specified in the Forecast for the Purchase Order Period shall constitute a binding purchase order for such period.  Additionally, in each subsequent Forecast, the amount

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

ordered for the Purchase Order Period shall not deviate by more than **** percent (****%) (as to the entire period or any month therein) from the ****(****)**** of the immediately preceding Forecast.  Other than the specifically provided in this paragraph, the amounts set forth in the Forecasts shall only constitute a non-binding estimate of the Impax Authorized Generic Product requirements.

(e)                                  Eurand shall use commercially reasonable efforts to make deliveries of Impax Authorized Generic Product within **** (****) **** of the agreed upon delivery dates, which delivery dates shall be at least **** (****) **** from the date a binding purchase order is received by Eurand.  All such shipments of Impax Authorized Generic Product shall be **** Eurand’s manufacturing facilities to a carrier designated by Impax.  Title and risk of loss shall pass, and delivery shall occur, upon ****of****Impax Authorized Generic Product****at ****.  In no event shall Eurand be required to make more than **** (****) **** of Impax Authorized Generic Product during any month.  The terms and conditions of this Agreement shall be controlling over any conflicting terms and conditions stated in Impax’s purchase order or Eurand’s invoice or confirmation.  Any other document which shall conflict with or be in addition to the terms and conditions of this Agreement is hereby rejected (unless the Parties shall have mutually agreed to the contrary in writing in respect of a particular instance).

(f)                                    Eurand shall promptly notify Impax in writing if at any time Eurand has reason to believe that Eurand will not be able to fill at least **** percent (****%) of an order for an Impax Authorized Generic Product in accordance with the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

delivery schedule specified herein pursuant to the terms and conditions of this Agreement.

(g)                                 Eurand shall invoice Impax at the time of each shipment of Impax Authorized Generic Product at the Transfer Price for such shipment.  Impax shall pay each such invoice within **** (****) days of receipt.

(h)                                 In addition to the foregoing, the Parties shall work together in good faith and make commercially reasonable efforts to timely satisfy any changes in the quantities and delivery dates of Impax Authorized Generic Product specified in the Forecasts due to changes in demand.

(i)                                     Impax Authorized Generic Products supplied by Eurand shall (i) have a shelf life of at least **** (****) months from the date of delivery and (ii) conform to Anesta’s NDA.  The foregoing notwithstanding, the Launch Quantities shall instead have a shelf life of at least **** (****) months.

(j)                                     All Impax Authorized Generic Products will be supplied by Eurand as bulk capsules packaged in drums, as described in Section 4.2(b) above and in accordance with the terms and conditions of this Agreement, Anesta’s NDA, the Eurand/Impax Quality Agreement (as defined below) , and Applicable Laws.

(k)                                  Impax shall be solely responsible for packaging and labeling the bulk product provided by Eurand into the finished dosage form in accordance with this Agreement, the Anesta/Impax Quality Agreement, and Applicable Laws.  For clarity, Impax acknowledges that if it chooses not to use a site currently authorized under the NDA, or if it chooses to use a container closure system not specified in the NDA, additional regulatory filings will be required, possibly

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

resulting in delays pending FDA approval.  Anesta will reasonably cooperate with Impax in timely making the appropriate regulatory filings.

(l)                                     During the Term, and for a period of three (3) years thereafter, Eurand shall, and shall ensure that its Affiliates shall, keep at either its normal place of business, or at an off-site storage facility, detailed, accurate and up to date information and data contained in any invoices provided to Impax in connection with this Agreement.

4.3                               Quality Assurance; Acceptance

(a)                                  Eurand represents, covenants and warrants to Impax that:

(i)                                     all Impax Authorized Generic Product hereunder shall be produced in accordance with cGMP, and Applicable Laws, rules and regulations and that none of the Impax Authorized Generic Product supplied hereunder shall be adulterated or misbranded as defined by Applicable Law; and

(ii)                                  all shipments of Impax Authorized Generic Product supplied hereunder shall at the time of delivery, meet the specifications set forth in Anesta’s NDA (including expiration dating).

(b)                                 Eurand will use commercially reasonable efforts to maintain throughout the term of this Agreement all permits, licenses, registrations and other forms of governmental authorization and approval required in order for Eurand to perform its obligations hereunder in accordance with all Applicable Laws.

(c)                                  to Eurand’s knowledge upon due investigation, as of the Effective Date the manufacture or marketing of the Impax Authorized Generic Products in the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Territory pursuant to this Agreement does not infringe, misappropriate or otherwise conflict with any intellectual property rights of any Third Party.

(d)                                 Eurand shall perform all quality control tests and other inspections required by applicable cGMP standards and Anesta’s NDA and shall furnish to Impax a certificate of analysis together with each lot of Impax Authorized Generic Product shipped to Impax.  Eurand will also provide Impax with Material Safety Data Sheets (hereinafter “MSDS”) for the Impax Authorized Generic Products, and updates of same as necessary, but in no event will Eurand provide any specifications and/or quality control standards under the NDA beyond those necessary for Impax to conduct the testing specified in subparagraph 4.3(f).

(e)                                  Anesta will promptly notify Impax of any request from the FDA to change Impax Authorized Generic Product specifications or labeling and will notify Impax of any changes in specifications.

(f)                                    Impax shall conduct, at its own expense, such tests as it deems necessary to determine the compliance of the Impax Authorized Generic Product with the requirements of Section 4.3(a).  Impax shall notify Eurand and Anesta within thirty (30) days of its receipt of each shipment of the Impax Authorized Generic Product of any non-compliance of the Impax Authorized Generic Product with the requirements of Section 4.3(a) revealed by such testing, and with respect to any latent defect, within ten (10) days of becoming aware of such defect and provide documents alleged to support any such contention.

(g)                                 Subject to the provisions of Section 4.3(h), Eurand shall replace, at its own expense, including all freight costs, any Impax Authorized Generic Product that

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

does not meet the requirements of Section 4.3(a) upon delivery (including shelf life dating).

(h)                                 If, no more than 30 days following the timely delivery of a notice by Impax pursuant to the provisions of Section 4.3(f), Impax and Eurand do not agree that any lot or lots of the Impax Authorized Generic Product referred to in the notice meets the requirements of Section 4.3(a), that lot or those lots of the Impax Authorized Generic Product shall be tested for such compliance, within thirty (30) days after notice of the defect is delivered to Eurand, by a disinterested Third Party expert selected by the mutual agreement of Impax and Eurand.  The decision of such Third Party expert with respect to the question of compliance shall be binding upon Impax and Eurand for the purposes of Section 4.3(g) of this Agreement.  The costs of such testing shall be borne by Eurand if such lot or lots are found not to meet the requirements of Section 4.3(a) and by Impax in all other circumstances.

(i)                                     Impax represents, covenants and warrants to Eurand that all Impax Authorized Generic Product marketed by Impax will be packaged, labeled, stored, shipped and handled in accordance with cGMP, Anesta’s NDA, and all Applicable Laws.

4.4                               Regulatory Responsibilities; Adverse Event Reporting; Recalls

(a)                                  Anesta will have sole authority to deal with regulatory matters relating to Anesta’s NDA or Impax Authorized Generic Product.  During the term hereof, Anesta shall maintain Anesta’s NDA in accordance with all applicable requirements of the FDA, including, without limitation, the filing of all annual

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

requirements and other reports or filings required by the FDA.  Impax shall provide Anesta all information as required for Anesta to submit regulatory filings, including annual reports, as required by FDA in accordance with a schedule as specified by Anesta or its Affiliates.

(b)                                 Impax shall submit to Anesta all reports of adverse drug experiences, together with all relevant information possessed by it, in time for Anesta to meet all expedited and periodic regulatory obligations to the FDA.  Impax shall also promptly submit to Anesta all Impax Authorized Generic Product inquiries or complaints for handling by Anesta.  Each Party shall cooperate with the other and provide information in its possession to the extent necessary for the other Party to comply with all legal requirements relating to the manufacture or marketing of Impax Authorized Generic Product.

(c)                                  Each of Eurand, Anesta and Impax will immediately inform the other in writing if it believes one or more lots of any Impax Authorized Generic Product should be subject to recall from distribution, setting forth the reasons therefore with reasonable specificity.  To the extent permitted by legal or public safety requirements, the Parties will confer before initiating any recall.  If the Parties do not reach agreement on the need for a recall, **** may initiate a recall.  The Party initiating the recall shall initially bear the cost thereof and shall carry out the recall in accordance with best industry practices.  In the event it is determined that a recall resulted from a breach by Eurand of any of its representations or warranties set forth in Section 4.3(a) hereunder, **** shall be responsible for the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

costs of the recall, and **** shall be responsible for the cost of any recall due to any other reason.

(d)                                 Eurand shall keep, or cause its Affiliates to keep, as required, such samples and such records (or copies thereof) in respect of the Impax Authorized Generic Products as are required by Applicable Law for such period of time as may be required thereunder.

(e)                                  Each of Eurand, Anesta, and Impax shall promptly inform the other of any correspondence from the FDA that would materially affect its ability to meet its obligations under this Agreement.  Eurand shall notify Impax promptly, but in no event later than ten (10) business days following the occurrence of any materially adverse inspections by the FDA or other regulatory authorities which pertain to the Impax Authorized Generic Products or to the facilities where the Impax Authorized Generic Products are being manufactured or stored.

(f)                                    Within forty-five (45) days following the date that Impax provides notice to Eurand that it elects to be supplied Impax Authorized Generic Product under Section 4.1, Eurand and Impax shall enter into a Quality Agreement in form and content reasonably acceptable to Impax and Eurand (“Eurand/Impax Quality Agreement”) and within 45 days following the date that Impax provides notice to Anesta that it elects to be supplied with Impax Authorized Generic Product under Section 4.1, Impax and Anesta (and Eurand, if Eurand so elects) shall enter into a Quality Agreement in form and content reasonably acceptable to Impax and Anesta (“Impax/Anesta Quality Agreement”).  The Impax/Anesta Quality Agreement will include protocols and specific quality responsibilities

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

for handling Impax Authorized Generic Product quality complaints, ADE reports, and professional medical services inquiries in accordance with Anesta’s standard operating procedures and in conformity with Applicable Laws.

(g)                                 Impax and Anesta (and Eurand if Eurand so elects) shall meet within thirty (30) days from the date that Impax provides notice under Section 4.1 to negotiate in good faith and agree on a process and procedure for sharing adverse event information which shall be documented in a pharmacovigilance agreement (“PVA”).  Also, upon execution of this Agreement, each Party shall assign a representative to ensure such a pharmacovigilance agreement is adopted prior to the Impax Authorized Generic Product being distributed and marketed.  Following adoption of the PVA, the parties shall ensure the prompt exchange of any and all information concerning adverse events related to use of the Impax Authorized Generic Product regardless of source, complying with the contents of the PVA and legal requirements in their respective territories.

(h)                                 Consistent with Anesta’s obligations as NDA holder, if Impax elects to create and/or distribute any promotional material for an Impax Authorized Generic Product, such promotional materials shall be subject to Anesta’s prior written approval for the limited purpose of ensuring that they comply with any obligations under the NDA, such approval not to be unreasonably withheld.  Impax shall ensure that its promotional materials contain no representations, warranties, or claims with respect to an Impax Authorized Generic Product, except as approved in writing by Anesta pursuant to this paragraph.  For purposed of clarity, if Impax elects to distribute Impax Authorized Generic

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Product, Impax at a minimum shall be permitted to disclose that such product is an Authorized Generic Product.

5.                                      CONFIDENTIALITY

5.1                                 Confidentiality.  During the term of this Agreement and for a period of five (5) years thereafter, the Parties shall maintain as confidential and not disclose to any Third Party any Confidential Information supplied by another Party.  The Parties shall use the Confidential Information of the other Parties solely for the performance of their respective obligations under this Agreement.

5.2                                 Exclusions.  The obligations of confidentiality and non-use under Section 5.1 shall not apply to any information that: (i) is shown by contemporaneous documentation of the receiving Party to have been in its rightful possession on a non-confidential basis prior to receipt from the disclosing Party; (ii) is or becomes, through no fault of the receiving Party, publicly known; (iii) is furnished to the receiving Party by a Third Party without breach of a duty to the disclosing Party; or (iv) is independently developed by the receiving Party without access to the Confidential Information of the disclosing Party.

5.3                                 Exceptions.  Notwithstanding Section 5.1, a Party receiving Confidential Information may disclose such Confidential Information to the extent that such disclosure has been ordered by a court of law or otherwise required by law or regulation, provided that the disclosure is limited to the extent ordered or required and wherever practicable, the Party owning the Confidential Information has been given written notice in advance in order to enable it to seek protection or confidential treatment of such Confidential Information.  In the event any Party determines that disclosure of this Agreement or any terms of this Agreement is required under applicable securities laws or regulations, such party shall provide the proposed disclosure

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

in writing to the other Parties for an opportunity to comment thereon.  Such proposed disclosure shall be provided at least five (5) business days (if practicable) prior to the date of the disclosure, provided, however, that if the disclosing Party is required to make the disclosure in a shorter period of time, such Party will nonetheless give the other Parties such notice and as much opportunity to comment thereon as is practical in advance of such disclosure.

5.4                                 Notwithstanding the foregoing, Anesta shall have the right to disclose this Agreement and any other documents associated with it to ECR Pharmaceuticals, Inc. (“ECR”) and/or its representatives for the limited purpose of satisfying obligations to ECR under Anesta’s agreement (as amended) with ECR related to the acquisition of AMRIX, provided that such disclosure is undertaken under a confidentiality agreement preventing further disclosure of this Agreement and any other documents associated with it that are subject to paragraph 5.1.

5.5                                 Impax understands that Anesta and Eurand are currently and may in the future be in patent litigation against Third Parties relating to Third Party Generic Equivalent Products (“non-Impax litigations”), and that ANDA 90-771 and related FDA correspondence produced by Impax in the Litigation (“Impax Documents”) have been or may be provided to experts retained by Anesta and Eurand in the current non-Impax litigations for the purpose of preparing expert reports and trial testimony.  Impax hereby agrees that such retained experts may rely upon such Impax Documents in the non-Impax litigations, provided that such Impax Documents are subject to restrictions in a Protective Order governing their use and dissemination that ensures that the Impax Documents will be treated as designated under the highest level of confidentiality provided for in that Protective Order.  Further, if any confidential information within the Impax Documents is anticipated to be disclosed in open court during a hearing or at trial, Impax will be provided reasonable notice in order to evaluate whether to object.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

For the avoidance of doubt, the Protective Order in the Litigation remains in full force and effect except as expressly modified herein, including but not limited to Anesta’s and Eurand’s obligation to destroy all information and documents produced by Impax in the Litigation other than the Impax Documents.  Outside litigation counsel of record may maintain one (1) file copy of any Impax Documents that have been provided to experts or used in conjunction with trial proceedings.  This file copy may be maintained until all non-Impax litigations have been resolved, contingent upon counsel employing appropriate safeguards to protect the highly confidential nature of these materials.

6.                                      ADDITIONAL TERMS OF AGREEMENT

6. 1                              Parties in Interest

The parties hereby represent and warrant to each other that they have not sold, assigned, transferred, conveyed or otherwise disposed of any right or claim covered or released by this Agreement and that they have the authority to enter into this Agreement.

6.2                                 Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  This Agreement may not be assigned by either party without the prior written consent of the other, which consent shall not be unreasonably withheld.

6.3                                 All Negotiations and Representations Superseded — Entire Agreement

This Agreement, the Eurand/Impax Quality Agreement, the Impax/Anesta Quality Agreement, the Transfer Price Agreement between Eurand and Impax, and PVA (if applicable)

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

are the entire agreements between the parties and supersede any and all prior negotiations and understandings among all of the parties concerning the subject matter hereof.

6.4                                 Representation by Impax

Impax represents that ANDA No 90-771 is its only application for approval referencing the AMRIX® product, and further represents that it neither filed nor assisted in the Suitability Petition currently docketed at the FDA as Docket No. FDA 2009 P 0168.

6.5                                 Representations by Eurand and Anesta

(a)                                  Eurand and Anesta have the right to grant all of the rights and licenses granted herein to Impax and neither is under any obligation to any Third Party that conflicts with the terms of this Agreement.

(b)                                 Anesta owns and possesses all right, title and interest in NDA 21-777.

6.6.                              Amendments in Writing

This Agreement may not be amended or modified except by a written agreement signed by all parties.  No breach of any provision of this Agreement can be waived unless in writing.  Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

6.7.                              Severability

In the event that any condition or covenant herein is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of the Agreement, and shall in no way affect any other covenant or condition contained herein.  If any condition or covenant of this Agreement is deemed invalid or void due to its scope or breadth, such provision shall be deemed valid to the extent permitted by law.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

6.8.                              Governing Law

This Agreement is made pursuant to, and shall be governed by, the laws of the State of Delaware without regard to Delaware’s conflict of laws principles.

6.9.                              Advice of Counsel

The parties hereto represent and declare that, in executing this Agreement, they rely solely upon their own judgment, belief and knowledge, and the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims, and they have not been influenced to any extent whatsoever in executing the same by any representations or statements made or omitted to be made by the other party hereto or by any person representing the other party.

6.10.                        Indemnification

(a)                                  Impax will indemnify, defend, and hold Anesta and Eurand harmless against any actions, claims, liabilities and expenses resulting from the manufacture, sale or use of the Impax ANDA Product sold by Impax, its Affiliates or their customers (“Impax Indemnification Claims”).  Impax’s indemnification obligations are conditioned upon prompt written notification by Anesta and Eurand of any Impax Indemnification Claims and Anesta and Eurand’s reasonable cooperation, at Impax’s expense, in Impax’s defense of such claims.

(b)                                 Eurand will indemnify, defend and hold Impax harmless against any actions, claims, liabilities and expenses resulting from failure by Eurand to manufacture the Impax Authorized Generic Product in accordance with this Agreement, except that this indemnification shall not apply to personal injury claims caused by the actions or negligence of Impax (“Eurand Indemnification Claims”).  Eurand’s indemnification obligations are conditioned upon prompt written notification by Impax of any Eurand Indemnification Claims and Impax’s reasonable cooperation, at Eurand’s expense, in Eurand’s defense of such claims.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

6.11.                        Termination and Effect of Termination

(a)                                  Term.  Unless sooner terminated in accordance with the terms hereof, the term of the license granted in Section 3.1 shall extend from the date hereof until the **** of the **** ****.  Notwithstanding the foregoing, the obligations of Eurand to supply Impax Authorized Generic Product under this Agreement shall extend from the date hereof until the **** (****) anniversary of the License Effective Date (the “Supply Term”).  Thereafter, the Supply Term shall automatically extend for successive ****periods (an “Additional Term”) unless either Party gives to the other Party not less than **** days written notice of termination prior to the expiration of the initial Supply Term, or any Additional Term, of this Agreement.

(b)                                 Termination.  This Agreement may be terminated in the event that a party fails to perform or otherwise breaches any material obligations hereunder.  Additionally, in the event that Impax breaches paragraph 2.7 above, Anesta and Eurand shall have the right to terminate this Agreement, although Impax’s agreements, and acknowledgements referenced in paragraph 3.7 shall survive such termination.  Termination is effected by one party giving notice to the other party in writing of its intent to terminate, while stating with specificity the grounds therefore.  Unless otherwise provided herein, the party so notified shall have sixty (60) days after receipt of the notice to cure the breach or seek legal redress.  In no event shall such notice of intention to terminate be deemed to waive any right to damages or any other remedy which the party giving the notice may have as a consequence of such failure or such breach.  Termination of this Agreement shall serve to terminate all licenses granted hereunder.

6.12                           Dispute Resolution.

(a)                                      Preliminary Process.  If there is a disagreement among the Parties as to the interpretation of this Agreement or in relation to any aspect of the performance by either Party of its obligations under this Agreement, the Parties shall, within ten (10) Business

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Days of receipt of a written request from any Party, meet in good faith and try to resolve the disagreement without recourse to legal proceedings.

(b)                                     Escalation of Dispute.  If resolution of the disagreement does not occur within five (5) business days after such meeting, the matter shall be escalated for determination by the President of Impax Generics Division and Ross Oehler for Anesta and/or Manya Deehr for Eurand for resolution, who may resolve the matter themselves or jointly appoint a mediator or independent expert to do so.

(c)                                      Equitable Relief.  Nothing in this Section 6.12 restricts any Party’s freedom to seek urgent relief to preserve a legal right or remedy, or to protect a proprietary or trade secret right, or to otherwise seek legal remedies through any available channel if resolution is not otherwise achieved under this Section 6.12.

(d)                                 Section 3.7 Supersedes.  Nothing in this Section 6.12 restricts Anesta and/or Eurand’s freedom to invoke the remedies of Section 3.7 for sale by Impax of Licensed Product before the License Effective Date.

6.13.                        Relationship of Parties

None of the parties or their agents and employees shall under any circumstance be deemed an agent or representative of any other party, and none shall have authority to act for and/or bind the other in any way, or represent that it is in any way responsible for acts of the other.  This Agreement does not establish a joint venture, agency or partnership between the parties.

6.14.                        Notice

Any notice required or permitted to be given by this Agreement shall be given by postpaid first class certified mail, or overnight delivery service or by facsimile with confirmation of receipt, addressed to:

In the case of Anesta and Eurand:

Anesta AG

Baarerstrasse 23

6300 Zug

Switzerland

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

With a copy to:

Anesta AG

Attn: Kevin Buchi

c/o Cephalon, Inc.

41 Moores Road

Frazer, PA 19355

USA

In the case of Impax:

Impax Laboratories, Inc.

30831 Huntwood Avenue

Hayward, CA  94544

Attention:  CEO

Facsimile:  (510) 972-7756

with copy to:

Legal Department

Impax Laboratories, Inc.

31047 Genstar Road

Hayward, CA  94544

Facsimile:  (510) 972-7756

Such addresses may be altered by written notice.  If no time limit is specified for a notice required or permitted to be given under this Agreement, the time limit therefore shall be two (2) full business days, not including the day of mailing.

6.15.                        Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

6.16                           Government Review

The Parties agree to submit this Agreement to the U.S. Federal Trade Commission (“FTC”) and the U.S. Department of Justice (“DOJ”) as required by statute.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.  OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

IN WITNESS WHEREOF, the parties have by their duly authorized representatives hereunder set their hands the day and year first above written.

DATED: October 7, 2010	ANESTA AG
On behalf of itself and its Affiliates,

	By:	/s/ J. Kevin Buchi

Print Name: J. Kevin Buchi

Title: Chairman of the Board

DATED: October 8, 2010	EURAND, INC.
On behalf of itself and its Affiliates,

	By:	/s/ John Fraher

Print Name: John Fraher

Title: President

DATED: October 7, 2010	IMPAX LABORATORIES, INC.
On behalf of itself and its Affiliates,

	By:	/s/ Larry Hsu

Print Name: Larry Hsu

Title: Chief Executive Officer